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                                                                   EXHIBIT 10(d)


                                    SCHEDULE


The Director and Officer Indemnification Agreements presently in effect for the Company's directors and executive officers are identical in all material respects. The Directors having executed such form of Agreement are:

         W. G. Bares
         R. D. Blackwell
         W. E. Butler
         J. C. Dannemiller
         R. B. Every
         R. R. Gifford
         L. T. Hiltz
         J. J. Kahl
         J. M. Moore
         J. S. Thornton

The Officers having executed such form of Agreement are (in addition to Mr. Dannemiller):

         M. O. Eisele      -  Vice President & Controller
         J. T. Hopper      -  Vice President-Information Systems
         F. A. Martins     -  Vice President-Sales & Field Operations
         B. L. Purser      -  Vice President-Marketing & National Accounts
         J. A. Ramras      -  Vice President-Logistics
         R. C. Shaw        -  Vice President-Communications, Organizational
                                  Learning & Quality Standards
         R. C. Stinson     -  Vice President-Chief Administrative Officer,
                                  General Counsel & Secretary
         J. R. Whitten     -  Vice President-Chief Financial Officer & Treasurer